Prospectus Supplement -- August 28, 2002*

AXP New Dimensions Fund, Inc.
AXP New Dimensions Fund (Sept. 28, 2001) S-6440-99 U (9/01)

The section "Three ways to invest" has been revised as follows:

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,
o    bank authorization,
o    direct deposit of Social Security check, or
o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN  55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment: $1,000


S-6440-12 A (08/02)

*Valid until next prospectus update
Destroy September 27, 2002